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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 11, 2003

Dex Media East LLC
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

333-102395	42-1554575
(Commission File Number)	(IRS Employer Identification No.)

198 Inverness Drive West Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (303) 784-2900

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (a)
  Financial Statements of Businesses Acquired.

          Not applicable.

  (b)
  Pro Forma Financial Information.

          Not applicable.

  (c)
  Exhibits

  99.1
  Press release, dated August 11, 2003.

Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

        In a press release, dated August 11, 2003, the Registrant reported results for its second quarter ended June 30, 2003. A copy of this press release is attached as Exhibit 99.1 to this Form 8-K.

        The information under this caption intended to be furnished under Item 12 of Form 8-K is instead furnished under Item 9 in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003. All of the information in this Form 8-K and the accompanying exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

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Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant, Dex Media East LLC, has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: August 12, 2003

DEX MEDIA EAST LLC
By:	/s/ ROBERT M. NEUMEISTER, JR. Robert M. Neumeister, Jr. Chief Financial Officer and Executive Vice President (duly authorized officer)

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).
Signatures